GARTMORE VARIABLE INSURANCE TRUST

                            GVIT Small Cap Value Fund
                   (formerly Nationwide Small Cap Value Fund)
                            GVIT Small Company Fund
                    (formerly Nationwide Small Company Fund)
                           GVIT Small Cap Growth Fund
                  (formerly Nationwide Small Cap Growth Fund)

                    Prospectus Supplement dated June 5, 2002
                        to Prospectus dated May 1, 2002

The disclosure on page 20 of the above noted prospectus regarding the GVIT Small Company Fund and the GVIT Small Cap Growth Fund under the heading "Waddell & Reed Investment Management Company (WRIMCO)" is deleted and replaced with the following:

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (WRIMCO) is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts and is subadviser for portions of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund. As of December 31, 2001, WRIMCO managed over $31 billion in assets.

GVIT  Small Company Fund and GVIT Small Cap Growth Fund Portfolio Managers: Mark
G. Seferovich and Gilbert Scott are responsible for the day-to-day management of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund. Mr. Seferovich is Senior Vice President of WRIMCO. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Scott is a Vice President of WRIMCO. Mr. Scott served as assistant portfolio manger and/or analyst of investment companies managed by WRIMCO since 1997.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE